Exhibit 99.3

NUCRYST Pharmaceuticals Corp.
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com
Security Class
Holder Account Number

Form of Proxy — Special Meeting to be held on February 12, 2009

This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy
1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3.	This proxy should be signed in the exact manner as the name appears on the proxy.
4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as described further in the accompanying documentation provided by Management.
6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.
9.	Proxies must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, no later than Tuesday, February 10, 2009 at 4:30 p.m. Eastern Time or, if the Meeting is adjourned or postponed, no later than 4:30 p.m. (Eastern Time) on the second-last business day prior to the date on which the Meeting is adjourned or postponed. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Meeting as to any matter in respect of which a vote has not already been cast.
Proxies submitted must be received by 4:30 pm, Eastern Time, on February 10, 2009.
VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

1-866-732-VOTE (8683) Toll Free	www.investorvote.com
If you vote by telephone or the Internet, DO NOT mail back this proxy.
Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.
To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER
                         OOLYJA

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Appointment of Proxyholder
I/We being holder(s) of NUCRYST Pharmaceuticals Corp. (the “Corporation”) hereby appoint: Neil Carragher, a director of the Corporation, or failing him, Barry M. Heck, a director of the Corporation

OR

Enter the name of the person you are appointing if this person is someone other than the foregoing.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, this Proxy will be voted as described further in the accompanying documentation provided by Management) and all other matters that may properly come before the Special Meeting of NUCRYST Pharmaceuticals Corp. to be held at the offices of the Corporation at 101 College Road East, Princeton, New Jersey USA 08540 on Thursday, February 12, 2009 at 9:00 a.m., Eastern Time, and at any adjournment thereof.

	For	Against	Withhold
1. Reduction of the Stated Capital and Return of Capital

Pursuant to Section 38(1) (b) of the Business Corporations Act (Alberta), reduce the Stated Capital in respect of the common shares of the Corporation by an amount equal to the number of common shares outstanding on February 17, 2009 multiplied by U.S. $0.80, for the purposes of distributing U.S. $0.80 of cash per common share to Shareholders of record of the Corporation as at the close of business on February 17, 2009 to be paid on or before March 6, 2009.
	☐	☐	☐
The undersigned instructs the above-named proxyholder to act on the matter itemized above as directed. If no direction is given, such proxyholder shall vote as described further in the accompanying documentation provided by Management.

Authorized Signature(s) – This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as described further in the accompanying documentation provided by Management.

Signature(s)	Date

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